UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    December 6, 2004
                                                 -------------------------------

                       Cherokee International Corporation
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             (Exact name of registrant as specified in its charter)


           Delaware                  000-50593                 95-4745032
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 (State or other jurisdiction       (Commission              (IRS Employer
       of incorporation)            File Number)           Identification No.)


  2841 Dow Avenue, Tustin, California                            92780
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code     (714) 544-6665
                                                    ----------------------------

Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02    Departure of Directors or Principal Officers; Election of
             Directors; Appointment of Principal Officers.

On December 6, 2004, the board of directors of Cherokee International Corporation (the "Company") elected Raymond E. Meyer to fill a vacancy on the Company's board of directors. The Company expects that Mr. Meyer will also be named to the Company's audit committee at a future date. A copy of the Company's press release regarding Mr. Meyer's election is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.


Item 9.01    Financial Statements and Exhibits.

(c)    Exhibits.

       99.1 Press Release dated December 9, 2004.

                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             CHEROKEE INTERNATIONAL CORPORATION



Date: December 9, 2004                       By: /s/ Van Holland
                                                 -------------------------------
                                                 Name:  Van Holland
                                                 Title: Chief Financial Officer